UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2026

Digital Brands Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40400	46-1942864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 Texas Ave, Suite 250, Round Rock, TX 78664

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 524-6860

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DBGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 6, 2026, Digital Brands Group, Inc. (the “Company”) announced that it has retained the law firm of Christian Attar, a market manipulation and naked short litigation firm located in Houston, Texas, to investigate potential naked short selling and other market manipulation of the Company’s common stock.

In June 2026, the Company engaged Shareholder Intelligence Services, LLC (“ShareIntel”) to support efforts to investigate and address potentially illegal trading activity, including suspected naked short selling and market manipulation involving the Company’s common stock. ShareIntel will track shareholder data, including share ownership, purchases, sales, and custody by individuals, institutions, broker-dealers, clearing agents, and custodians.

The decision to retain outside counsel and engage ShareIntel follows an internal review of trading patterns that raised concerns regarding potential violations of securities laws. The suspected violations include, among other things: naked shorting, spoofing, market manipulation, collusion, acting in concert, multiple violations of the 4.99% beneficial ownership threshold rule, the use of foreign silent partners as nominees, and transfer agent discrepancies.

The Company has stated that it intends to thoroughly investigate and, if warranted, aggressively pursue through counsel any party responsible for losses to the Company or its shareholders. The Company and its legal team intend to provide all evidence gathered to the appropriate authorities, including the U.S. Department of Justice, the U.S. Securities and Exchange Commission, and the Ontario Securities Commission.

A copy of the press release issued by the Company on July 6, 2026 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the Company’s plans to investigate potential illegal trading activity, its intent to pursue legal action, and its intent to provide evidence to regulatory authorities. These statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.

Factors that could cause actual results to differ materially include, but are not limited to: the outcome of any investigation or legal proceedings; the ability to identify and prove alleged illegal trading activity; the responses of regulatory authorities; changes in applicable laws and regulations; general market and economic conditions; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated July 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: July 8, 2026	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer